MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS

SERVICE AND PREMIER SHARES AND SHARES PROSPECTUSES

SUPPLEMENT DATED APRIL 10, 2009 TO PROSPECTUS DATED APRIL 1, 2009

The following information supplements the information on pages 3-4 of the Service and Premier Shares and Shares Prospectuses:

On April 8, 2009, the Board of Trustees of Northern Institutional Funds approved the participation by each of the Portfolios, except for the Treasury Portfolio, in the subsequent extension (the “Subsequent Extension”) of the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program was previously due to expire on April 30, 2009. The Program protects the net asset value (“NAV”) of certain shares owned by a shareholder of record in the Portfolios at the close of business on September 19, 2008, subject to the terms of the Program as further described on pages 3-4 of the Prospectuses.

Each Portfolio will bear the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage. The fee for participation in the Subsequent Extension is 0.015% of the NAV of each of the Government, Government Select, Tax-Exempt and Municipal Portfolios and 0.023% of the NAV of the Diversified Assets Portfolio as of September 19, 2008.

The Subsequent Extension terminates on September 18, 2009, and the Treasury Department currently has no authority to extend the Program beyond that date.

Further information about the Program can be obtained at www.ustreas.gov. Any questions regarding the Portfolios’ participation in the Program should be addressed to Northern Trust at 800-595-9111.

This supplement, the above referenced prospectus and each Portfolio itself are not in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerninstitutionalfunds.com	NIFSPTMM 04/09

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS